                          THE SALOMON BROTHERS FUND INC
                  7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                   March 6, 2001



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of The Salomon Brothers Fund Inc (the "Fund") will be held at 7 World Trade Center, in the Downtown Conference Center, 2nd Floor Auditorium, New York, New York, on Tuesday, April 24, 2001, at 1:30 p.m., for the purposes of considering and voting upon the following:

     1. The election of directors (Proposal 1); and

     2. Any other business that may properly come before the Meeting.

     The close of business on February 22, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.


                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary



--------------------------------------------------------------------------------
    TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW
  SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



                     REGISTRATION                                  VALID SIGNATURE
                     ------------                                  ---------------
    CORPORATE ACCOUNTS
    ------------------
    (1) ABC Corp. ....................................   ABC Corp. (by John Doe, Treasurer)
    (2) ABC Corp. ....................................   John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer  ...........   John Doe
    (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

    TRUST ACCOUNTS
    --------------
    (1) ABC Trust ....................................   Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78  .........   Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS
    ----------------------------
    (1) John B. Smith, Cust. f/b/o John B. Smith,        John B. Smith
          Jr. UGMA  ..................................
    (2) John B. Smith ................................   John B. Smith, Jr., Executor

                          THE SALOMON BROTHERS FUND INC
                  7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Salomon Brothers Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, in the Downtown Conference Center, 2nd Floor Auditorium, New York, New York, on Tuesday, April 24, 2001 at 1:30 p.m., New York Time, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 6, 2001. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on February 22, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of February 22, 2001, there were 100,938,034 shares of Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of the outstanding shares of Capital Stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by the Fund, but are not voted on the proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser and administrator.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the meeting eight directors are to be elected to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each nominee has previously been elected a director by the Fund's stockholders. As of January 29, 2001, Charles F. Barber became a director emeritus* of the Fund.

     The following table provides information concerning each nominee for election as a director:




                                                                                                 COMMON STOCK
                                                                                                 BENEFICIALLY
                                                                                                OWNED, DIRECTLY
                                                                                               OR INDIRECTLY, ON
                                                                                               DECEMBER 31, 2000
                                                                            DIRECTOR          ------------------
      NOMINEE AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS           SINCE      AGE        SHARES(A)
      ------------------------------------------------------------           -----      ---        ---------
Andrew L. Breech, Member of the Proxy and Audit Committees;                1991        48           5,967
 President, Dealer Operating Control Service, Inc.
Carol L. Colman, Consultant, Colman Consulting.                            1992        55           6,358
William R. Dill, Member of Nominating Committee; Consultant; formerly      1985        70           2,252
  President, Boston Architectural Center; formerly, President,
  Anna Maria College; President Emeritus, Babson College.
Clifford M. Kirtland, Jr., Member of the Proxy and Audit Committees;       1987        77           5,300
  Member of Advisory Committee, Noro-Moseley Partners; formerly,
  Director, Oxford Industries, Inc., Shaw Industries, Inc., Graphic
  Industries, Inc. and CSX Corp.; formerly, Chairman and President,
  Cox Communications.
Robert W. Lawless, Member of the Proxy Committee; President and Chief      1991        64           3,869
  Executive Officer, University of Tulsa; formerly, President and Chief
  Executive Officer, Texas Tech University and Texas Tech University
  Health Sciences Center.
Heath B. McLendon**, Managing Director, Salomon Smith Barney Inc.;         1998        67           2,138
  President and Director, SSB Citi Fund Management Inc. and Travelers
  Investment Adviser, Inc.
Louis P. Mattis, Member of Nominating Committee; Consultant; formerly      1991        59           2,104
  Chairman and President, Sterling Winthrop, Inc.
Thomas F. Schlafly, Member of Audit and Nominating Committees; Of          1986        52           3,300
  Counsel to Blackwell Sanders Peper Martin LLP (attorneys); President,
  The Saint Louis Brewery, Inc.

----------
* Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended.

** "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund's Common Stock as of December 31, 2000. Each nominee has sole voting and investment power with respect to the listed shares.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee, proxy committee and nominating committee, which meet periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     Each of the nominees for directors also serve as directors of certain other U.S.-registered investment companies as described below. Messrs. Breech, Dill, Kirtland and Lawless also serve as directors of three other investment companies advised by SBAM. Messrs. Mattis and Schlafly also serve as directors of two other investment companies advised by SBAM and Ms. Colman serves as a director of six other investment companies advised by SBAM. Mr. McLendon also serves as a director of sixteen other investment companies advised by SBAM, forty-three investment companies managed and/or administered by SSB Citi Funds Management LLC ("SSB Citi"), six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation.

     At December 31, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of Common Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 69,874,776 shares, equal to approximately 69% of the Fund's outstanding shares.

     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. McLendon, the current executive officers of the Fund are:



                                                       OFFICER
         NAME                      OFFICE               SINCE     AGE
         ----                      ------               -----     ---
  Lewis E. Daidone       Executive Vice President       1998      43
                          and Treasurer
  Michael A. Kagan       Vice President                 1996      39
  Christina T. Sydor     Secretary                      1998      50

     Mr. Daidone serves as a Managing Director of Salomon Smith Barney ("SSB"), a position he has held since 1990. He is Director and Senior Vice President of SSB Citi and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Mr. Kagan has been a Managing Director of SBAM and SSB since January 2001. Prior to January 2001, Mr. Kagan was a Director of SBAM and SSB since January 1997. From December 1994 to January 1997, he was a Vice President of SBAM and SSB. Ms. Sydor has also served as Managing Director of SSB, which she joined in 1986. She is General Counsel of SSB Citi and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by SSB.

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of either the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee held one meeting during the fiscal year ended December 31, 2000. The Fund adopted an Audit Committee Charter at a meeting held on April 11, 2000, a copy of which is attached to this Proxy Statement as Exhibit A.

     The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Dill, Mattis and Schlafly. This Committee held one meeting during the year ended December 31, 2000. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee.

     The Fund's Proxy Committee, composed of Messrs. Breech, Lawless and Kirtland, establishes and monitors the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determines the manner in which proxies for the Fund's securities are voted. Such committee held one meeting during the year ended December 31, 2000.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 21, 2001, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors independence. Based on review and discussions referred to in items (i) through
(iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2000. The Fund's Audit Committee is composed of Messrs. Breech, Kirtland and Schlafly.

     During the fiscal year ended December 31, 2000, the Board of Directors met six times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he/she was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended December 31, 2000. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, the Fund paid no remuneration during the fiscal year ended December 31, 2000 to Mr. McLendon who is an "interested person" as defined in the 1940 Act.



                                         AGGREGATE       TOTAL COMPENSATION
                                        COMPENSATION      FROM OTHER FUNDS
NAME OF DIRECTORS                      FROM THE FUND      ADVISED BY SBAM      TOTAL COMPENSATION
-----------------                      -------------      ---------------      ------------------
                                                          DIRECTORSHIPS(A)      DIRECTORSHIPS(A)
                                                          ----------------      ----------------
Andrew L. Breech ..................       $12,000           $  20,625(3)          $  32,625(4)
Carol L. Colman ...................       $12,000           $  40,534(6)          $  52,534(7)
William R. Dill ...................       $11,250           $  19,125(3)          $  30,375(4)
Clifford M. Kirtland, Jr. .........       $11,250           $  17,125(3)          $  28,375(4)
Robert W. Lawless .................       $12,000           $  19,375(3)          $  31,375(4)
Louis P. Mattis ...................       $11,250           $  16,250(2)          $  27,500(3)
Thomas F. Schlafly ................       $12,000           $  17,750(2)          $  29,750(3)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

     During the Fund's last fiscal year, total compensation paid by the Fund to directors emeritus totaled $14,125.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

REQUIRED VOTE

     The nominees as Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

     AUDIT FEES. Fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended December 31, 2000 were $39,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2000 were $1,763,000. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

     ALL OTHERS FEES. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2000 were $2,020,300. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2002 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 7, 2001. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Salomon Brothers Fund Inc, 7 World Trade Center, New York, New York 10048) during the period from January 23, 2002 to February 22, 2002.

                                OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2000 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.



March 6, 2001

                                   EXHIBIT A
                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1. in its oversight of the Fund's accounting and financial reporting principles and policies and audit controls and procedures;

      2. in its oversight of the Fund's financial statements and the independent audit thereof;

      3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

      4. in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      The outside auditors for the Fund are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

      The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Fund ("Statement as to Independence") which, in the auditor's professional judgment may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Duties and Powers of the Audit Committee: To carry our its purposes, the Audit Committee shall have the following duties and powers:

      1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

      2. to review the fees charged by the outside auditors for audit and non-audit services;

      3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Fund's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

      4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

         o deficiencies noted in the audit in the design or operation of internal controls;

         o  consideration of fraud in a financial statement audit;

         o  detection of illegal acts;

         o the outside auditors' responsibility under generally accepted auditing standards;

         o  significant accounting policies;

         o  management judgments and accounting estimates;

         o  adjustments arising from the audit;

         o the responsibility of the outside auditors for other information in documents containing audited financial statements;

         o  disagreements with management;

         o  consultation by management with other accountants;

         o major issues discussed with management prior to retention of the outside auditors;

         o  difficulties encountered with management in performing the audit;

         o the outside auditors' judgments about the quality of the entity's accounting principles; and

         o reviews of interim financial information conducted by the outside auditors; and

      7. with respect to reporting and recommendations, to discuss with the Fund's General Counsel any significant legal matters may have a material effect on the financial statements, the Fund's compliance policies, including material notices to or inquiries received from governmental agencies;

      8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

      9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

      10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                         THE SALOMON BROTHERS FUND INC
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante and Lewis E. Daidone and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Salomon Brothers Fund Inc (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting of Stockholders (the "Meeting") to be held at 7 World Trade Center, Downtown Conference Center, 2nd Floor Auditorium New York, New York on Tuesday, April 24, 2001 at 1:30 p.m. and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy, if properly executed, will be voted in the manner directed by the stockholder.

     IF NO DIRECTION IS MADE TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINIEES AS DIRECTORS.

     Please refer to the Proxy Statement for a discussion of the Proposal.


Please Sign and Date on Reverse Side and Mail     THE SALOMON BROTHERS FUND INC
in Accompanying Postpaid Envelope.                P.O. BOX 11193
                                                  NEW YORK, N.Y. 10203-0193

                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

     [     ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

1. The election of directors       FOR all nominees     [ X ]      WITHHOLD AUTHORITY to vote    [ X ]       *EXCEPTIONS    [ X ]
                                   listed below                    for all nominees listed below

   Nominees: Andrew L. Breech, Carol L. Colman, William R. Dill, Clifford M. Kirtland, Jr., Robert W. Lawless, Heath B. McLandon,
             Louis P. Maltis, Thomas F. Schlafly

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
   *Exceptions
              ----------------------------------------------------------------------------------------------------------------------

2. Any other business that may properly come before the meeting.

                                                                                                   I will attend the meeting. [X]

                                                                                                   Change of Address and/     [X]
                                                                                                   or Comments Mark Here

                                                           NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer; please give your full title.

                                                           Dated:                                                         , 2001
                                                                  --------------------------------------------------------

                                                           ---------------------------------------------------------------------

                                                 |         ---------------------------------------------------------------------
                                              ___|               Signature(s)                       (Title(s), if applicable)


                                                                                     Votes MUST be indicated     [X]
PLEASE MARK, SIGN, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.       (x) in Black or Blue ink.




                               PLEASE DETACH HERE

                    You Must Detach This Portion of the Card
                  Before Returning it in the Enclosed Envelope